Exhibit 24-1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ Wesley W. von Schack Wesley W. von Schack

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ Robert D. Kump Robert D. Kump

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ James H. Brandi James H. Brandi

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ John T. Cardis John T. Cardis

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ Joseph J. Castiglia Joseph J. Castiglia

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and on her behalf and her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as she might or could do.

     IN WITNESS WHEREOF, the undersigned has set her hand on this 5th day of December, 2006.

/s/ Lois B. DeFleur Lois B. DeFleur

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and on her behalf and her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as she might or could do.

     IN WITNESS WHEREOF, the undersigned has set her hand on this 5th day of December, 2006.

/s/ G. Jean Howard G. Jean Howard

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ David M. Jagger David M. Jagger

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ Seth A. Kaplan Seth A. Kaplan

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ Ben E. Lynch Ben E. Lynch

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ Peter J. Moynihan Peter J. Moynihan

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, R. D. Kump and P. K. Connolly, Jr. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Corporation Employees' Stock Purchase Plan, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

     IN WITNESS WHEREOF, the undersigned has set his hand on this 5th day of December, 2006.

/s/ Walter G. Rich Walter G. Rich